A Leading Owner-Operator of Senior Living Communities and Services Investor Presentation – November 14, 2023

Forward-Looking Statements 2 This presentation contains forward-looking statements which are subject to certain risks and uncertainties that could cause our actual results and financial condition of Sonida Senior Living, Inc. (the “Company,” “we,” “our” or “us”) to differ materially from those indicated in the forward-looking statements, including, among others, the risks, uncertainties and factors set forth under “Item. 1A. Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, filed with the Securities and Exchange Commission (the “SEC”) on March 30, 2023, and also include the following: The impact of COVID-19, including the actions taken to prevent or contain the spread of COVID-19, the transmission of its highly contagious variants and sub-lineages and the development and availability of vaccinations and other related treatments, or another epidemic, pandemic or other health crisis; the Company’s ability to generate sufficient cash flows from operations, additional proceeds from debt financings or refinancings, and proceeds from the sale of assets to satisfy its short and long-term debt obligations and to fund the Company’s capital improvement projects to expand, redevelop, and/or reposition its senior living communities; increases in market interest rates that increase the cost of certain of our debt obligations; increased competition for, or a shortage of, skilled workers, including due to the COVID-19 pandemic or general labor market conditions, along with wage pressures resulting from such increased competition, low unemployment levels, use of contract labor, minimum wage increases and/or changes in overtime laws; the Company’s ability to obtain additional capital on terms acceptable to it; the Company’s ability to extend or refinance its existing debt as such debt matures; the Company’s compliance with its debt agreements, including certain financial covenants, and the risk of cross-default in the event such non-compliance occurs; the Company’s ability to complete acquisitions and dispositions upon favorable terms or at all; the risk of oversupply and increased competition in the markets which the Company operates; the Company’s ability to improve and maintain controls over financial reporting and remediate the identified material weakness discussed in Item 9 of the Annual Report on Form 10-K; the departure of certain of the Company’s key officers and personnel; the cost and difficulty of complying with applicable licensure, legislative oversight, or regulatory changes; risks associated with current global economic conditions and general economic factors such as inflation, the consumer price index, commodity costs, fuel and other energy costs, competition in the labor market, costs of salaries, wages, benefits, and insurance, interest rates, and tax rates; and changes in accounting principles and interpretations. We caution you that the risks, uncertainties and other factors referenced above may not contain all of the risks, uncertainties and other factors that are important to you. In addition, we cannot assure you that we will realize the results, benefits or outcomes that we expect or anticipate or, even if substantially realized, that they will result in the consequences or affect us or our business in the way expected. For information about the Company, visit www.sonidaseniorliving.com.

Non-GAAP Financial Measures 3 This presentation contains financial measures: (1) Adjusted Operating Expenses, (2) Community Net Operating Income, (3) Community Net Operating Income Margin, (4) Adjusted Community Net Operating Income, (5) Adjusted Community Net Operating Income Margin, (6) Revenue per Occupied Unit (RevPOR),(7) Revenue per Available Unit (RevPAR) and (8) Adjusted EBITDA, which are not calculated in accordance with U.S. Generally Accepted Accounting Principles ("GAAP"). Presentations of these non-GAAP financial measures are intended to aid investors in better understanding the factors and trends affecting the Company’s performance and liquidity. However, investors should not consider these non-GAAP financial measures as a substitute for financial measures determined in accordance with GAAP, including net income (loss), income (loss) from operations, or net cash provided by (used in) operating activities. Investors are cautioned that amounts presented in accordance with the Company’s definitions of these non-GAAP financial measures may not be comparable to similar measures disclosed by other companies because not all companies calculate non-GAAP measures in the same manner. Investors are urged to review the reconciliations of these non-GAAP financial measures contained in the Company’s most recent earnings release from the most comparable financial measures determined in accordance with GAAP. Adjusted Operating Expenses, Community Net Operating Income, Community Net Operating Income Margin, Adjusted Community Net Operating Income, and Adjusted Community Net Operating Income Margin or Operating Margin are non-GAAP performance measures for the Company’s consolidated owned portfolio of communities that the Company defines as net income (loss) excluding: general and administrative expenses, interest income, interest expense, other income/expense, provision for income taxes, settlement fees and expenses, revenue and operating expenses from the Company’s disposed properties; and further adjusted to exclude income/expense associated with non-cash, non-operational, transactional, or organizational restructuring items that management does not consider as part of the Company’s underlying core operating performance and that management believes impact the comparability of performance between periods. For the periods presented herein, such other items include depreciation and amortization expense, gain(loss) on extinguishment of debt, gain(loss) on disposition of assets, long-lived asset impairment, and loss on non-recurring settlements with third parties. Both Adjusted Community Net Operating Income and Adjusted Community Net Operating Income Margin both exclude the impact from non-recurring state grant funds received. RevPAR, or average monthly revenue per available unit, is defined by the Company as resident revenue for the period, divided by the weighted average number of available units in the corresponding portfolio for the period, divided by the number of months in the period. RevPOR, or average monthly revenue per occupied unit, is defined by the Company as resident revenue for the period, divided by the weighted average number of occupied units in the corresponding portfolio for the period, divided by the number of months in the period. Same-store Weighted Average Occupancy and Same-store End of Period Spot Occupancy excludes occupancy from non-same-store communities acquired and divested in the presented periods. The Company believes that presentation of Adjusted Operating Expenses, Community Net Operating Income, Community Net Operating Income Margin, Adjusted Community Net Operating Income and Adjusted Community Net Operating Income Margin or Operating Margin as performance measures are useful to investors because (i) they are some of the metrics used by the Company’s management to evaluate the performance of our core portfolio of communities, to review the Company’s comparable historic and prospective core operating performance of the consolidated owned communities, and to make day-to-day operating decisions; (ii) they provide an assessment of operational factors that management can impact in the short-term, namely revenues and the controllable cost structure of the organization, by eliminating items related to the Company’s financing and capital structure and other items that management does not consider as part of the Company’s underlying core operating performance and that management believes impact the comparability of performance between periods. Adjusted Operating Expenses, Net Operating Income, Community Net Operating Income Margin, Adjusted Community Net Operating Income, and Adjusted Community Net Operating Income Margin or Operating Margin have material limitations as a performance measure, including: (i) excluded interest is necessary to operate the Company’s business under its current financing and capital structure; (ii) excluded depreciation, amortization and impairment charges may represent the wear and tear and/or reduction in value of the Company’s communities, and other assets and may be indicative of future needs for capital expenditures; and (iii) the Company may incur income/expense similar to those for which adjustments are made, such as gain/loss on sale of assets, facility lease termination, or debt extinguishment, non-cash stock-based compensation expense, and transaction and other costs, and such income/expense may significantly affect the Company’s operating results. Adjusted EBITDA is a non-GAAP performance measures that the Company defines as net income (loss) excluding: depreciation and amortization expense, interest income, interest expense, other expense/income, provision for income taxes; and further adjusted to exclude income/expense associated with non-cash, non-operational, transactional, or organizational restructuring items that management does not consider as part of the Company’s underlying core operating performance and impacts the comparability of performance between periods. For the periods presented herein, such other items include stock-based compensation expense, provision for bad debts, gain (loss) on extinguishment of debt, gain on sale of assets, long-lived asset impairment, casualty losses, and transaction and conversion costs.

23% 20% 19% 10% 28% Texas Ohio Wisconsin Indiana Other 11% 89% Medicaid Private Pay 71 Communities 61 Owned 10 Managed ~8,000 Resident Capacity 3,700+ Employees 84.9% Q3 2023 Weighted Average Occupancy for Owned Communities (1) Leading Operator of Senior Housing and Services 4 71 Communities 11% - 799 Units 42% - 2,912 Units 47% - 3,301 Units Assisted Living Independent Living Memory Care Attractive Markets and Resident Demographics (1) Balanced Unit Mix Supports Target Market Profile Attractive Private Pay Revenue Mix (1) 15+ Communities 5 - 14 Communities < 5 Communities 7,012 Units 18 States OwnedManaged Data through and as of September 30, 2023. (1) Data presented for the Company’s weighted-average owned communities.

Q3 2023 Operating Highlights 5 RevPOR excluding state grants increased 10.8% YoY and 3.2% QoQ YoY Q3 Resident Revenue increased 12.6% Adjusted Community NOI(1) up 42.2% YoY and 7.6% QoQ (1) Adjusted Community NOI is a non-GAAP measure and does not include non-recurring state grant revenue earned and received throughout the period. Ten consecutive quarters of revenue growth Operating Margin(1) up 520 bps YoY and 90 bps QoQ

Q3 2023 Capitalization Highlights 6 Fannie Mae Key Terms ➢ All maturities extended to December 2026 or beyond ➢ All contractually required principal payments under the 37 Fannie Mae loans were deferred for three years or waived until maturity, resulting in $33.0M of cash savings through maturity ➢ Sonida received near-term interest rate reduction on all 37 assets, resulting in $6.1M in cash interest savings over the next 12 months Ally Bank Key Terms ➢ Granted Sonida a waiver of its minimum liquidity requirement of $13.0M under its Guaranty for 12 months Completed debt restructuring covering 49 assets financed by Fannie Mae and Ally Bank Received $13.5M equity commitment from Conversant Capital, the Company’s largest shareholder

Q3 2023 Capitalization Highlights (continued) 7 Other Key Highlights ➢ Weighted average maturities extended 1+ year with nearest maturity coming in December 2026 (previously July 2024) ➢ Total cost of debt is 3.4% and 5.5% in the first and second year following the debt restructuring ➢ Total debt service decreases $15.5M and $8.9M in the first and second year following the debt restructuring ➢ Strengthens relationships with its institutional lending group ➢ Allows for the swift pivot to pursuit of strategic growth opportunities Completed debt restructuring covering 49 assets financed by Fannie Mae and Ally Bank Received $13.5M equity commitment from Conversant Capital, the Company’s largest shareholder

Q3 2023 Financial Comparisons – Owned Communities 8 Q3 2023 Q3 2022 Q2 2023 Weighted Average Occupancy 84.9% 83.4% 83.9% RevPAR(1,2) 3,446 $3,032 $3,300 RevPOR(1,2) 4,061 $3,636 $3,932 Resident Revenue(2) $59.1 $52.5 $57.0 Adjusted Operating Expenses(1,3) $44.4 $42.5 $43.4 Community NOI(1,2) $14.7 $10.0 $13.6 Community NOI Margin(1,2) 24.9% 19.0% 23.9% Adjusted Community NOI(4) $14.2 $10.0 $13.2 Adjusted Community NOI Margin(4) 24.2% 19.0% 23.3% (1) Amounts are not calculated in accordance with GAAP. See page 3 for the Company’s disclosure regarding non-GAAP financial measures. (2) Includes non-recurring state grant revenue earned and received of $0.5 million, $0.0 million and $0.4 million in Q3 2023, Q3 2022 and Q2 2023, respectively. (3) Adjusted Operating Expenses exclude professional fees, settlement expense, non-income tax, non-property tax, casualty gains and losses, operating expense for non-continuing communities and other expenses. Other expenses include corporate operating expenses not allocated to the communities. (4) Excludes non-recurring state grant revenue earned and received of $0.5 million, $0.0 million and $0.4 million in Q3 2023, Q3 2022 and Q2 2023, respectively. Adjusted Community NOI Margin increased 90bps from 23.3% in Q2 2023 to 24.2% in Q3 2023 $ in Millions except RevPAR and RevPOR

8 4 .4% 7 5 .5% 7 8 .1% 8 1 .0% 8 1 .3% 8 2 .3% 8 3 .2% 8 3 .7% 8 4 .2% 8 4 .2% 8 4 .2% 8 5 .0% 8 4 .0% 7 6 .7% 7 9 .7% 8 2 .2% 8 2 .2% 8 3 .5% 8 4 .2% 8 4 .9% 8 5 .0% 8 5 .0% 8 5 .4% 8 6 .9 % Q4 '19 Q1 '21 Q2 '21 Q3 '21 Q4 '21 Q1 '22 Q2 '22 Q3 '22 Q4 '22 Q1' 23 Q2' 23 Q3' 23 Weighted Average Occupancy End of Period Spot Occupancy Ten Consecutive Quarters of Occupancy Growth (Same-Store) 9 Pandemic occupancy low pointPre-pandemic Data presented for the Company’s 60 same-store owned communities.

Q3 Revenue Highlights 10 Level of Care “LoC” Program Impact • Simplified 4 level system with clear requirements • New monitoring tools implemented to reinforce timely LoC reviews based on company and state-specific requirements • Leveraged new monitoring technology to facilitate more accurate resident assessments 97% of Current Residents Converted 16% YoY Increase of LoC Revenue 26.7% YoY Q3 Increase in Medicaid Revenue per Occupied Unit 2.0% Q3 Releasing Spread Resident Rent Rate(1) Increases • Sequentially, Q3 2023 was 3.3% higher than Q2 2023, largely due to planned private and state paid rent increases. • Positive rate growth in 7 of the last 8 quarters. 9.2% Q3 Rent Renewal Increase Percentage (1) Includes Private Pay and Medicaid rent only Resident rent rates(1) increased $353 or 10.4% YoY compared to Q3 2022 $2.25M YoY Q3 Annualized LoC Impact

Revenue Growth Continues to Outpace Labor Costs 11 Labor Costs (1) Trend as a Percent of Revenue(2) Dollars in 000s (1) Represents 62 Owned Communities (inclusive of Shaker Heights through its 8/4/2023 sale), excludes Benefits (2) Represents 62 Owned Communities (inclusive of Shaker Heights through its 8/4/2023 sale), amounts calculated as a percentage of revenues exclude non-recurring state grants in all periods. • 3 consecutive quarters of stabilized Labor Costs (1) at 46% of revenue. • YTD September 2023 Labor Costs (1) as a percentage of revenue are down 140 basis points compared to YTD September 2022 broken out as: • YTD September 2023 contract labor decreased $4.7M YoY compared to YTD September 2022. • YTD September 2023 premium bonus incentives decreased $149K YoY compared to YTD September 2022.

Non-Labor Operating Cost Holding Steady 12 Total Operating Expense Excluding Labor Costs(1) Trend Dollars in 000s (1) Represents 62 Owned Communities (inclusive of Shaker Heights through its 8/4/2023 sale), amounts calculated as a percentage of revenues exclude non-recurring state grants in all periods. • Q3 2023 expense, at 27.2% of revenue, was 313 basis points lower than the previous 8-quarter average. • Food costs per financial occupied day for Q3 2023 decreased 4.3% YoY compared to Q3 2022. • YTD September 2023 utility cost as a percent of revenue is down 38 basis points YoY compared to YTD September 2022. • YTD September 2023 real estate tax cost as a percent of revenue is down 51 basis points YoY compared to YTD September 2022.

Debt Structure as of September 30, 2023 13 (1) Represents three community mortgages (not crossed with the remaining four Protective Life mortgages) that were not in compliance with their loan agreements as a result of the Company’s failure to make debt service payments beginning in February 2023. Fixed Rate 69.0% Protective Life Non-Compliant Fixed Rate 8.8% Variable Rate 21.6% Insurance and Other 0.6% 4.9% Effective weighted average interest rate As of September 30,2023 ($ in millions) Fixed Rate $ 437.6 Protective Life Non-Compliant Fixed Rate(1) 55.8 Variable Rate (fully hedged) 137.3 Insurance and Other 3.5 Total Notes Payable $ 634.2

Supplemental Investor Information Q3 2023

2 Table of Contents Forward Looking Statements Disclosure3 Non-GAAP Financial Measures4 Financial Overview5 Community NOI6 Net Income (Loss) Walk Forward7 Adjusted EBITDA Walk Forward8 Capitalization9 Geographical Breakdown10 Financial and Key Metrics11 Market Fundamentals12

Forward-Looking Statements 3 This presentation contains forward-looking statements which are subject to certain risks and uncertainties that could cause our actual results and financial condition of Sonida Senior Living, Inc. (the “Company,” “we,” “our” or “us”) to differ materially from those indicated in the forward-looking statements, including, among others, the risks, uncertainties and factors set forth under “Item. 1A. Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, filed with the Securities and Exchange Commission (the “SEC”) on March 30, 2023, and also include the following: The impact of COVID-19, including the actions taken to prevent or contain the spread of COVID-19, the transmission of its highly contagious variants and sub-lineages and the development and availability of vaccinations and other related treatments, or another epidemic, pandemic or other health crisis; the Company’s ability to generate sufficient cash flows from operations, additional proceeds from debt financings or refinancings, and proceeds from the sale of assets to satisfy its short and long-term debt obligations and to fund the Company’s capital improvement projects to expand, redevelop, and/or reposition its senior living communities; increases in market interest rates that increase the cost of certain of our debt obligations; increased competition for, or a shortage of, skilled workers, including due to the COVID-19 pandemic or general labor market conditions, along with wage pressures resulting from such increased competition, low unemployment levels, use of contract labor, minimum wage increases and/or changes in overtime laws; the Company’s ability to obtain additional capital on terms acceptable to it; the Company’s ability to extend or refinance its existing debt as such debt matures; the Company’s compliance with its debt agreements, including certain financial covenants, and the risk of cross-default in the event such non-compliance occurs; the Company’s ability to complete acquisitions and dispositions upon favorable terms or at all; the risk of oversupply and increased competition in the markets which the Company operates; the Company’s ability to improve and maintain controls over financial reporting and remediate the identified material weakness discussed in Item 9 of the Annual Report on Form 10-K; the departure of certain of the Company’s key officers and personnel; the cost and difficulty of complying with applicable licensure, legislative oversight, or regulatory changes; risks associated with current global economic conditions and general economic factors such as inflation, the consumer price index, commodity costs, fuel and other energy costs, competition in the labor market, costs of salaries, wages, benefits, and insurance, interest rates, and tax rates; and changes in accounting principles and interpretations. We caution you that the risks, uncertainties and other factors referenced above may not contain all of the risks, uncertainties and other factors that are important to you. In addition, we cannot assure you that we will realize the results, benefits or outcomes that we expect or anticipate or, even if substantially realized, that they will result in the consequences or affect us or our business in the way expected. For information about the Company, visit www.sonidaseniorliving.com.

Non-GAAP Financial Measures 4 This presentation contains financial measures: (1) Adjusted Operating Expenses, (2) Community Net Operating Income, (3) Community Net Operating Income Margin, (4) Adjusted Community Net Operating Income, (5) Adjusted Community Net Operating Income Margin, (6) Revenue per Occupied Unit (RevPOR),(7) Revenue per Available Unit (RevPAR) and (8) Adjusted EBITDA, which are not calculated in accordance with U.S. Generally Accepted Accounting Principles ("GAAP"). Presentations of these non-GAAP financial measures are intended to aid investors in better understanding the factors and trends affecting the Company’s performance and liquidity. However, investors should not consider these non-GAAP financial measures as a substitute for financial measures determined in accordance with GAAP, including net income (loss), income (loss) from operations, or net cash provided by (used in) operating activities. Investors are cautioned that amounts presented in accordance with the Company’s definitions of these non-GAAP financial measures may not be comparable to similar measures disclosed by other companies because not all companies calculate non-GAAP measures in the same manner. Investors are urged to review the reconciliations of these non-GAAP financial measures contained in the Company’s most recent earnings release from the most comparable financial measures determined in accordance with GAAP. Adjusted Operating Expenses, Community Net Operating Income, Community Net Operating Income Margin, Adjusted Community Net Operating Income, and Adjusted Community Net Operating Income Margin or Operating Margin are non- GAAP performance measures for the Company’s consolidated owned portfolio of communities that the Company defines as net income (loss) excluding: general and administrative expenses, interest income, interest expense, other income/expense, provision for income taxes, settlement fees and expenses, revenue and operating expenses from the Company’s disposed properties; and further adjusted to exclude income/expense associated with non-cash, non- operational, transactional, or organizational restructuring items that management does not consider as part of the Company’s underlying core operating performance and that management believes impact the comparability of performance between periods. For the periods presented herein, such other items include depreciation and amortization expense, gain(loss) on extinguishment of debt, gain(loss) on disposition of assets, long-lived asset impairment, and loss on non- recurring settlements with third parties. Both Adjusted Community Net Operating Income and Adjusted Community Net Operating Income Margin both exclude the impact from non-recurring state grant funds received. RevPAR, or average monthly revenue per available unit, is defined by the Company as resident revenue for the period, divided by the weighted average number of available units in the corresponding portfolio for the period, divided by the number of months in the period. RevPOR, or average monthly revenue per occupied unit, is defined by the Company as resident revenue for the period, divided by the weighted average number of occupied units in the corresponding portfolio for the period, divided by the number of months in the period. Same-store Weighted Average Occupancy and Same-store End of Period Spot Occupancy excludes occupancy from non-same-store communities acquired and divested in the presented periods. The Company believes that presentation of Adjusted Operating Expenses, Community Net Operating Income, Community Net Operating Income Margin, Adjusted Community Net Operating Income and Adjusted Community Net Operating Income Margin or Operating Margin as performance measures are useful to investors because (i) they are some of the metrics used by the Company’s management to evaluate the performance of our core portfolio of communities, to review the Company’s comparable historic and prospective core operating performance of the consolidated owned communities, and to make day-to-day operating decisions; (ii) they provide an assessment of operational factors that management can impact in the short-term, namely revenues and the controllable cost structure of the organization, by eliminating items related to the Company’s financing and capital structure and other items that management does not consider as part of the Company’s underlying core operating performance and that management believes impact the comparability of performance between periods. Adjusted Operating Expenses, Net Operating Income, Community Net Operating Income Margin, Adjusted Community Net Operating Income, and Adjusted Community Net Operating Income Margin or Operating Margin have material limitations as a performance measure, including: (i) excluded interest is necessary to operate the Company’s business under its current financing and capital structure; (ii) excluded depreciation, amortization and impairment charges may represent the wear and tear and/or reduction in value of the Company’s communities, and other assets and may be indicative of future needs for capital expenditures; and (iii) the Company may incur income/expense similar to those for which adjustments are made, such as gain/loss on sale of assets, facility lease termination, or debt extinguishment, non-cash stock-based compensation expense, and transaction and other costs, and such income/expense may significantly affect the Company’s operating results. Adjusted EBITDA is a non-GAAP performance measures that the Company defines as net income (loss) excluding: depreciation and amortization expense, interest income, interest expense, other expense/income, provision for income taxes; and further adjusted to exclude income/expense associated with non-cash, non-operational, transactional, or organizational restructuring items that management does not consider as part of the Company’s underlying core operating performance and impacts the comparability of performance between periods. For the periods presented herein, such other items include stock-based compensation expense, provision for bad debts, gain (loss) on extinguishment of debt, gain on sale of assets, long-lived asset impairment, casualty losses, and transaction and conversion costs.

Financial Overview – Owned Communities 5 Note: Dollars in 000s. Numbers may vary due to rounding. (1) Resident Revenue, Community NOI, Community NOI Margin %, Net Income (loss), Adjusted EBITDA, REVPOR, and REVPAR include the impact of non-recurring state grants earned and received in the period, as follows: Q1 2022: $0.7mm, Q2 2022: $0.5mm, Q1 2023: $2.0mm, Q2 2023: $0.4mm, and Q3 2023: $0.5mm.

Community NOI – Owned Communities 6 Note: Dollars in 000s. Numbers may vary due to rounding. (1) Includes Second Person and Level of care fees. (2) Community NOI and Other Income include the impact of non-recurring state grants earned and received in the period. (3) Includes benefits, overtime, payroll taxes, and related labor costs, excluding contract labor. (4) Adjusted Operating Expense excludes professional fees, settlement expense, non-income tax, non-property tax, casualty gains and losses, operating expense for non-continuing communities and other expenses.

Net Income (Loss) Walk Forward 7 Note: Dollars in 000s. Numbers may vary due to rounding. (1) Amounts are not calculated in accordance with GAAP. See page 4 for the Company’s disclosure regarding non-GAAP financial measures. . (2) Non-Operating Expenses include professional fees, settlement expense, non-income tax, non-property tax, casualty gains and losses, operating expense for non-continuing communities and other expenses.

Adjusted EBITDA Walk Forward 8 Note: Dollars in 000s. Numbers may vary due to rounding. (1) Casualty losses relate to non-recurring insured claims for unexpected events. (2) Transaction and conversion costs relate to legal and professional fees incurred for transactions, restructure projects, or related projects. (3) Employee placement and separation costs include severance and other employment costs of organizational changes. (4) COVID-19 relief revenue are grants and other funding received from third parties in aid to the COVID-19 response and includes federal and state relief funds received. (5) COVID-19 expenses are expenses for supplies and personal protective equipment, testing of the Company’s residents and employees, labor and specialized disinfecting, and cleaning services.

Capitalization as of September 30, 2023 9 Note: Dollars in 000s except for share price and strike price. Numbers may vary due to rounding. (1) Weighted average interest rate (2) Variable exposure is synthetically limited with interest rate caps on all of the debt. Rates reflect all-in interest rate (3) Includes unrestricted and restricted cash Common Equity (9.6%) Preferred Equity (6.4%) Net Debt (84.0%) Components of Total Capital

Geographical Breakdown – Owned Communities 10 South/Southwest 18 Communities Midwest 35 Communities East 8 Communities (1) Data based on Q3 2023 average and excludes the Shaker Heights community, which was sold in August of 2023.

T3M: Financial and Key Metrics – Owned Communities 11 Note: Dollars in 000s. Numbers may vary due to rounding. Financial data presented is September 2023 trailing 3-month results. (1) Includes Second Person Fees and Level of care fees. (2) Revenue includes non-recurring state grant revenue earned and received in Q2 2023 of $0.4M (3) Adjusted Operating Expense excludes professional fees, settlement expense, non-income tax, non-property tax, casualty gains and losses, operating expense for non-continuing communities and other expenses. (4) Includes benefits, overtime, payroll taxes, and related labor costs, excluding contract labor.

Market Fundamentals 12 Note: Dollars in 000s. Numbers may vary due to rounding. (1) Based on a 5-mile radius from Sonida community. (2) Adult child reflects population between the ages of 45-64. (3) Amounts are not calculated in accordance with GAAP. See page 4 for the Company’s disclosure regarding non-GAAP financial measures. (4) Includes independent living, assisted living, and memory care units in stand-alone and continuum communities. (5) 140 Metropolitan Statistica Area ("MSA") across the country are classified by NIC MAP Vision into three market classes based on the Total Population. largest of these markets are the Primary Markets, where NIC MAP has been tracking data since 4Q2005. These are sometimes referred to as the MAP31 as there are 31 of these markets. The next largest are the Secondary Markets, where NIC MAP has been tracking data since 1Q2008. These markets are the next 68 largest markets. Finally, Additional Markets are 41 markets located in close proximity to the 99 Primary and Secondary Markets and help to fill gaps between these Primary and Secondary Markets. NIC MAP has tracked data in Additional Markets since 1Q2015. Primary Markets (28%) Secondary Markets (38%) Tertiary Markets (34%) Market Type Classification(5) Source: NIC MAP Vision as of November 8, 2023. Demographics data is current as of January 1, 2023. NIC MAP Vision Seniors Housing Inventory data is current as of the 3Q2023 Market Fundamentals update.